                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                 July 25, 1997
                                 -------------

                             OMNIPOINT CORPORATION
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     0-27442                    04-2969720
       --------                     -------                    ----------
(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                            Identification No.)



                            3 Bethesda Metro Center
                                   Suite 400
                              Bethesda, MD  20814
                              -------------------
              (Address of principal executive offices) (Zip Code)


                                 (301) 951-2500
                                 --------------
                        (Registrant's telephone number)

Item 5.     Other Events.
            ------------

(1) On July 25, 1997, OPCS Philadelphia Holdings, Inc. ("OPCS"), an indirectly-held, wholly-owned subsidiary of Omnipoint Corporation (the "Company"), entered into a credit facility agreement with Ericsson Inc. ("Ericsson") and certain other lenders party thereto to provide financing to OPCS for up to $120 million for the purpose of financing the buildout of networks in the Philadelphia market (the "Ericsson Philadelphia Facility").

     Under the terms of the Ericsson Philadelphia Facility, OPCS is subject to certain financial and operational covenants, including restrictions on OPCS's ability to pay dividends, restrictions on indebtedness, and certain other financial maintenance requirements. Additionally, the Ericsson Philadelphia Facility provides that, among other events, the failure of OPCS to pay when due amounts owing to the FCC shall constitute any event of default. The Ericsson Philadelphia Facility is secured by substantially all of the assets of OPCS and its license and operating subsidiaries for the Philadelphia and Dover BTA markets, including a pledge of all capital stock of each such license and operating subsidiary, as well as all capital stock of OPCS.

     The principal amount of the Ericsson Philadelphia Facility is payable in installments beginning in the year 2001, with a final payment due on December 31, 2005. Interest on such amount is payable quarterly with regard to base rate loans and at the end of an applicable interest period with regard to LIBOR loans (of which a portion of the loan proceeds are available to finance such interest payments).

(2) On January 30, 1998, Omnipoint Midwest Holdings, LLC ("OMH"), an indirectly-held, wholly-owned subsidiary of the Company, entered into a credit facility agreement with Northern Telecom Inc. ("NorTel") and certain other lenders party thereto to provide financing to OMH for up to $400 million for the purpose of financing the buildout of networks in certain midwest BTA markets, including the Detroit and Indianapolis BTA markets as well as certain other designated BTA markets including Atlantic City (the "NorTel Facility"). The NorTel Facility provides that up to $85 million of the NorTel Facility is available to OMH to make an inter-company loan to the Company.

     Under the terms of the NorTel Facility, OMH is subject to certain financial and operational covenants, including restrictions on OMH's ability to pay dividends, restrictions on indebtedness, and certain other financial maintenance requirements. The NorTel Facility is secured by substantially all of the assets of OMH and its license and operating subsidiaries for the midwest and certain other designated markets, including a pledge of all capital stock of each such license and operating subsidiary, as well as all capital stock of OMH.

     The principal amount of a portion of the NorTel Facility which is available to finance equipment purchases from NorTel and certain eligible third party expenses is payable in installments beginning in the year 2002, with a final payment due on December 31, 2006. Interest on such amount is payable quarterly with regard to base rate loans and at the end of an applicable interest period with regard to LIBOR loans. The $85 million portion of the NorTel

Facility which has no required amortization, matures on March 31, 2008. Interest on such portion is payable semi-annually (which interest may be accreted until March 31, 2004).

(3) On February 17, 1998, Omnipoint Communications Inc. ("OCI"), an indirectly-held, 95.6% -owned subsidiary of the Company, entered into a credit facility agreement with DLJ Capital Funding, Inc., Goldman Sachs Credit Partners L.P., Bank of America National Trust & Savings Association and NationsBank, N.A. to provide financing to OCI of up to $595 million (the "NY Facility"). The NY Facility provides the immediate availability of $595 million, of which $295 million was funded to OCI at closing (a portion of the proceeds of which were used to refinance an interim facility closed on December 29, 1997 for up to $516 million, of which a portion of the proceeds of such interim facility were used to refinance then existing vendor facilities with Ericsson and Nortel, which facilities were used to finance the buildout of networks in the New York market). The remaining $300 million is available for borrowing on or prior to April 1, 1998. A portion of the proceeds of the NY Facility are available to OCI to make distributions to the Company.

     Under the terms of the NY Facility, OCI is subject to certain financial and operational covenants, including restrictions on OCI's ability to pay dividends, restrictions on indebtedness, and certain other financial maintenance requirements. The NY Facility is secured by substantially all of the assets of OCI and its license subsidiary, including a pledge of all capital stock of such license subsidiary, as well as all capital stock of OCI, which collateral is shared pari-passu pursuant to an intercreditor agreement with the holders of the notes issued by OCI pursuant to a Note Purchase Agreement, dated as of February 17, 1998, by and among OCI, IBJ Schroder Bank & Trust Company and certain other purchasers party thereto.

     The principal amount of the NY Facility is payable in installments beginning June 30, 1998, with a final payment due on February 17, 2006. Interest on such amount is payable quarterly with regard to base rate loans and at the end of an applicable interest period with regard to LIBOR loans.

(4) On February 17, 1998, OCI entered into a note purchase agreement with IBJ Schroder Bank & Trust Company and certain other purchasers party thereto to provide financing to OCI of up to $155 million (the "Note Agreement"). The entire commitment of $155 million under the Note Purchase Agreement was funded to OCI at closing (a portion of the proceeds of which were used to refinance an interim facility closed on December 29, 1997 for up to $516 million, of which a portion of the proceeds of such interim facility were used to refinance then existing vendor facilities with Ericsson Nortel, which facilities were used to finance the buildout of networks in the New York market).

     Under the terms of the Note Agreement, OCI is subject to financial and operational covenants, similar to the NY Facility. The Note Agreement's underlying notes (the "Notes") are secured by substantially all of the assets of OCI and its license subsidiary, including a pledge of all capital stock of each such license subsidiary, as well as all capital stock of OCI, which collateral is shared pari-passu pursuant to an intercreditor agreement with the agent for the lenders of the NY Facility.

     The principal amount of the Notes is payable in installments beginning June 30, 1998, with a final payment due on February 17, 2006. Interest on such amount is payable quarterly.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits.

Exhibit No.                     Description
-----------                     -----------

   10.1* Loan Agreement by and among OPCS Philadelphia Holdings, Inc., Ericsson Inc. and certain other lenders named therein, July 25, 1997.

   10.2* Loan Agreement by and among Omnipoint Midwest Holdings, LLC, Northern Telecom Inc. and certain other lenders named therein, dated January 30, 1998.

   10.3* Loan Agreement by and among Omnipoint Corporation, Omnipoint Communications Inc., DLJ Capital Funding Inc and certain other lenders named therein, dated February 17, 1998.

   10.4* Note Purchase Agreement by and among Omnipoint Corporation, Omnipoint Communications Inc., IBJ Schroder Bank & Trust Company and certain other purchasers named therein, dated February 17, 1998.


* Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, filed on March 26, 1998


SIGNATURES
----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 26, 1998                   OMNIPOINT CORPORATION



                                        By:   /s/ Bradley E. Sparks
                                            -----------------------
                                            Bradley E. Sparks
                                            Chief Financial Officer

                             OMNIPOINT CORPORATION

                                    FORM 8-K

                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

   10.1*                Loan Agreement by and among OPCS Philadelphia
                        Holdings, Inc., Ericsson Inc. and certain other lenders named therein, July 25, 1997.

   10.2* Loan Agreement by and among Omnipoint Midwest Holdings, LLC, Northern Telecom Inc. and certain other lenders named therein, dated January 30, 1998.

   10.3* Loan Agreement by and among Omnipoint Corporation Omnipoint Communications Inc., DLJ Capital Funding Inc and certain other lenders named therein, dated February 17, 1998.

   10.4* Note Purchase Agreement by and among Omnipoint Corporation, Omnipoint Communications Inc., IBJ Schroder Bank & Trust Company and certain other purchasers named therein, dated February 17, 1998.


* Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, filed on March 26, 1998